                                POWER OF ATTORNEY

KNOWN ALL PERSONS BY THESE PRESENTS, that the undersigned constitutes and appoints each of Thomas J. Reyes, Charles J. Daly, David J. Harris and Cynthia
D. Baughman his true and lawful attorney-in-fact and agent, each with full power of substitution and resubstitution for him in his name, place and stead, to sign any and all Registration Statements applicable to HSBC Investor Funds, HSBC Advisor Funds Trust and HSBC Investor Portfolios and any amendments or supplements thereto, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission and the states, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

Signature                              Title                         Date


/s/ Frederick C. Chen                 Trustee                  February 19, 2004
----------------------
Frederick C. Chen

                                POWER OF ATTORNEY

KNOWN ALL PERSONS BY THESE PRESENTS, that the undersigned constitutes and appoints each of Thomas J. Reyes, Charles J. Daly, David J. Harris and Cynthia
D. Baughman his true and lawful attorney-in-fact and agent, each with full power of substitution and resubstitution for him in his name, place and stead, to sign any and all Registration Statements applicable to HSBC Investor Funds, HSBC Advisor Funds Trust and HSBC Investor Portfolios and any amendments or supplements thereto, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission and the states, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

Signature                              Title                        Date


/s/ Larry M. Robbins                  Trustee                 February 19, 2004
-----------------------------
Larry M. Robbins

                                POWER OF ATTORNEY

KNOWN ALL PERSONS BY THESE PRESENTS, that the undersigned constitutes and appoints each of Thomas J. Reyes, Charles J. Daly, David J. Harris and Cynthia
D. Baughman his true and lawful attorney-in-fact and agent, each with full power of substitution and resubstitution for him in her name, place and stead, to sign any and all Registration Statements applicable to HSBC Investor Funds, HSBC Advisor Funds Trust and HSBC Investor Portfolios and any amendments or supplements thereto, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission and the states, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

Signature                              Title                          Date


/s/ Alan S. Parsow                    Trustee                  February 29, 2004
---------------------------
Alan S. Parsow

                                POWER OF ATTORNEY

KNOWN ALL PERSONS BY THESE PRESENTS, that the undersigned constitutes and appoints each of Thomas J. Reyes, Charles J. Daly, David J. Harris and Cynthia
D. Baughman his true and lawful attorney-in-fact and agent, each with full power of substitution and resubstitution for him in his name, place and stead, to sign any and all Registration Statements applicable to HSBC Investor Funds, HSBC Advisor Funds Trust and HSBC Investor Portfolios and any amendments or supplements thereto, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission and the states, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

Signature                              Title                         Date


/s/ Michael Seely                     Trustee                  February 29, 2004
------------------
Michael Seely

                                POWER OF ATTORNEY

KNOWN ALL PERSONS BY THESE PRESENTS, that the undersigned constitutes and appoints each of Thomas J. Reyes, Charles J. Daly, David J. Harris and Cynthia
D. Baughman his true and lawful attorney-in-fact and agent, each with full power of substitution and resubstitution for him in his name, place and stead, to sign any and all Registration Statements applicable to HSBC Investor Funds, HSBC Advisor Funds Trust and HSBC Investor Portfolios and any amendments or supplements thereto, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission and the states, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

Signature                              Title                         Date


/s/ Walter B. Grimm                   President                February 17, 2004
---------------------------
Walter B. Grimm

                                POWER OF ATTORNEY

KNOWN ALL PERSONS BY THESE PRESENTS, that the undersigned constitutes and appoints each of Thomas J. Reyes, Charles J. Daly, David J. Harris and Cynthia
D. Baughman his true and lawful attorney-in-fact and agent, each with full power of substitution and resubstitution for him in his name, place and stead, to sign any and all Registration Statements applicable to HSBC Investor Funds, HSBC Advisor Funds Trust and HSBC Investor Portfolios and any amendments or supplements thereto, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission and the states, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

Signature                             Title                          Date


/s/ Nadeem Yousaf                    Treasurer                February 24, 2004
------------------
Nadeem Yousaf